EXHIBIT 13.1

CERTIFICATION

PURSUANT TO RULE 13(a)-14(b) UNDER THE EXCHANGE ACT AND SECTION

1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

In connection with the annual report of Masonite International Inc. (the “Company”) on Form 20-F for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frederick Lynch, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1:                                       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2:                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Frederick Lynch

Name:

Frederick Lynch

Title:	President and Chief Executive Officer

Date:	April 24, 2008

CERTIFICATION

PURSUANT TO RULE 13(a)-14(b) UNDER THE EXCHANGE ACT AND SECTION

1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

In connection with the annual report of Masonite International Inc. (the “Company”) on Form 20-F for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anthony D. DiLucente, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1:                                       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2:                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anthony D. DiLucente

Name:

Anthony D. DiLucente

Title:	Chief Financial Officer

Date:	April 24, 2008